UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2008

China Mobile Media Technology Inc.
(Exact name of registrant as specified in charter)

Nevada (State or Other Jurisdiction of Incorporation)	000-33483 (Commission File Number)	88-0496645 (I.R.S. Employer Identification No.)

9th Floor, Block C, Intell-Center No. 18 Zhongguancun East Road Haidian District Beijing, China 100083 (Address of Principal Executive Offices)	n/a (Zip Code)

Registrant’s telephone number, including area code: + 86 10 8260 1927

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

On May 28, 2008, the Company’s principal independent accountants, Weinberg & Company, P.A. (“Weinberg”) notified the Company of its resignation from its engagement with the Company, effective immediately.

During the period from January 1, 2006 through the date of Weinberg’s resignation, there were no disagreements with Weinberg on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Weinberg, would have caused Weinberg to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such period.

Except as noted in the paragraph immediately below, the report of Weinberg on the financial statements for the years ended December 31, 2007 and 2006 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle, except as stated below.

The report of Weinberg on our financial statements as of and for the years ended December 31, 2007 and 2006 contained an explanatory paragraph which noted that there was substantial doubt as to our ability to continue as a going concern as we had suffered a working capital deficiency and a retained deficit and, had experienced negative cash flows from operations.

During the Company's two most recent fiscal years ended December 31, 2007 and December 31, 2006, and from January 1, 2008 through the date of Weinberg’s resignation, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided Weinberg with a copy of the foregoing disclosures, and Weinberg has furnished a letter addressed to the Securities and Exchange Commission stating that it agrees with the statements made by the Company herein, attached hereto as Exhibit 16.1 .

On June 6, 2008, the Company engaged Goldman Parks Kurland Mohidin LLP (“GPKM”) as its new principal independent accountants, effective immediately. The decision to engage GPKM as the Company’s principal independent accountants was approved by the Company’s Board of Directors on June 6, 2008. During the period from January 1, 2006 through December 31, 2007, and through the date of GPKM’s engagement, the Company did not consult with GPKM regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors, Appointment of Principal Officers.

On July 8, 2008, Mr. Dai Xiaoquan submitted his resignation as a director of China Mobile Media Technology Inc. (the “Company”) to the Board of Directors, which accepted the resignation on the same day. There were no disagreements between Mr. Dai Xiaoquan and the Company that resulted in his resignation.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
16.1	Letter of Weinberg & Company, P.A., dated July 30, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA MOBILE MEDIA TECHNOLOGY INC.

By:	/s/ Ma Qing
Name: Ma Qing
Title: CFO
Dated: July 30, 2008